                                                                  EXHIBIT 10 "O"

                                GATX CORPORATION
                       PHANTOM RESTRICTED STOCK AGREEMENT

This Agreement was made and entered into effective June 8, 2000 by and between GATX Corporation and

                                    EMPLOYEE

an employee of GATX or one of its subsidiary companies (the "Employee").


                               W I T N E S S E T H


The purpose of this Agreement is to attract and retain key personnel possessing outstanding ability, to motivate such individuals to achieve long-range growth goals of GATX Corporation and its subsidiary companies (hereinafter collectively "GATX") by making a portion of their compensation dependent on the accomplishment of these goals, and to align the interests of the shareholders of GATX and its employees by increasing the opportunities for these employees to become shareholders.

The Board of Directors of GATX Corporation has granted to you, # Phantom Restricted Stock Rights (the "Rights") effective June 8, 2000 (the "Grant Date"). The Rights will be automatically exchanged for an equal number of shares of Phantom Restricted Common Stock at the end of six (6) months from the date hereof and held in a book entry account.

GATX and Employee hereby agree that the Grant of Right shall be subject to the following terms, conditions and restrictions:

     1) Restrictions and Vesting Period. The grant is contingent upon your continuing employment with GATX for a period of eighteen (18) months from the Grant Date (the "Vesting Period"). During the Vesting Period, neither the Phantom Restricted Stock Rights, nor the shares of Phantom Restricted Common Stock may not be pledged, assigned, sold, transferred or otherwise encumbered. Assuming you have satisfied the requirements stated in the first two sentences of this section, upon the expiration of the Vesting Period, shares of common stock of GATX Corporation ("Common Stock") equal in number to the number of Phantom Restricted Stock Rights granted hereunder will be distributed to you, free of all restrictions in exchange for your shares of Phantom Restricted Common Stock.

     2) Rights Prior to Vesting. During the Vesting Period, you will not have any rights as a shareholder of GATX Corporation. During the Vesting

     Period, and on each common stock dividend date, you will accrue dividend equivalents which shall be credited to your account equal in amount to the dividends paid on the shares of common stock of GATX Corporation. All dividend equivalents will be distributed to you in cash at the end of the Vesting Period.

     3) Termination of Rights/Restricted Common Stock. Other than termination for reasons stated in the immediately following sentence, if your employment with GATX and its subsidiaries is terminated for any reason, you will forfeit all Rights, any undistributed Phantom Restricted Common Stock, and any undistributed dividend equivalents credited but not paid to you. If your employment is terminated by reason of death, disability as determined by the Compensation Committee, or retirement under a GATX pension plan, you, or in the event of your death, the person entitled thereto by will or the laws of descent and distribution, will be entitled to receive, free of restrictions, a distribution of Common Stock and any undistributed dividends accrued or undistributed dividend equivalents credited but not paid to you in accord with Section 1 above.

     4) Reclassification, Consolidation or Merger. In the event of a change in the capitalization of GATX due to a stock split, stock dividend, recapitalization, merger, consolidation, combination or similar event, the appropriate adjustment shall be made with respect to the number and kind of shares granted, in the sole discretion of the Board of Directors of GATX, such adjustment in price and other adjustments as it deems equitable may be made.

     5) Special Acceleration. Upon the occurrence of an event causing a Special Acceleration of awards as specified in paragraph VIII-1 of the GATX Corporation 1995 Long Term Incentive Stock Plan, all Phantom Restricted Stock Rights on shares of Phantom Restricted Common Stock shall immediately be exchanged for a number of shares of Common Stock equal to the number of Restricted Stock Rights on shares of Phantom Restricted Common Stock so exchanged, and all such shares of Common Stock, and dividend equivalents then held by GATX for you shall then be immediately distributed to you, free of all restrictions in exchange for your Phantom Stock Rights or Phantom Restricted Common Stock as the case may be.

     6) Income Tax Obligations. In accordance with current IRS regulations, the grant of Phantom Restricted Stock Rights and subsequent exchange thereof for Phantom Restricted Common Stock will not result in taxable income to you until the lapsing of all restrictions. At that time, GATX will have the right to withhold from any transfer or payment, all federal, state and FICA taxes. You agree to pay GATX in cash or shares, any amount required to be withheld for any applicable employment or withholding taxes. You also agree that GATX may condition delivery of vested and non-restricted Common Stock certificates upon receipt of your payment. Alternatively, you may elect to recognize taxable income under the Internal Revenue Code Section 83(b) upon receipt of the Phantom Restricted Common Stock. The amount of taxable income to be recognized is the fair market value of the Phantom Restricted Common Stock on the date of receipt. You are encouraged to consult with your tax advisor regarding the federal and state income tax implications of the grant of Phantom Rights and Phantom Restricted Common Stock.

     7) Binding Effect. This agreement shall be binding on the Company and its successors and on the Employee, the Employee's heirs, executors and personal representatives. Nothing in this agreement confers any right to continued employment with GATX or its subsidiaries, nor does it restrict GATX or its subsidiaries from termination of the employment relationship of Employee at any time.

If all terms and conditions of this Agreement are complied with in full, all restrictions on the Phantom Restricted Common Stock shall lapse and the shares will be released to you.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day, month and year first above written.


    GATX CORPORATION                       EMPLOYEE


By: /s/ Ronald H. Zech
    ------------------------------         ----------------------------
    Chairman, President and CEO            Name

                                GATX CORPORATION
                       PHANTOM RESTRICTED STOCK AGREEMENT

This Agreement was made and entered into effective January 25, 2001 by and between GATX Corporation and

                                    EMPLOYEE

an employee of GATX or one of its subsidiary companies (the "Employee").


                               W I T N E S S E T H


The purpose of this Agreement is to attract and retain key personnel possessing outstanding ability, to motivate such individuals to achieve long-range growth goals of GATX Corporation and its subsidiary companies (hereinafter collectively "GATX") by making a portion of their compensation dependent on the accomplishment of these goals, and to align the interests of the shareholders of GATX and its employees by increasing the opportunities for these employees to become shareholders.

The Board of Directors of GATX Corporation has granted to you, # Phantom Restricted Stock Rights (the "Rights") effective January 25, 2001 (the "Grant Date"). The Rights will be automatically exchanged for an equal number of shares of Phantom Restricted Common Stock at the end of six (6) months from the date hereof and held in a book entry account.

GATX and Employee hereby agree that the Grant of Right shall be subject to the following terms, conditions and restrictions:

     1) Restrictions and Vesting Period. The grant is contingent upon your continuing employment with GATX through December 31, 2002. During the Vesting Period, neither the Phantom Restricted Stock Rights, nor the shares of Phantom Restricted Common Stock may not be pledged, assigned, sold, transferred or otherwise encumbered. Assuming you have satisfied the requirements stated in the first two sentences of this section, upon the expiration of the Vesting Period, shares of common stock of GATX Corporation ("Common Stock") equal in number to the number of Phantom Restricted Stock Rights granted hereunder will be distributed to you, free of all restrictions in exchange for your shares of Phantom Restricted Common Stock.

     2) Rights Prior to Vesting. During the Vesting Period, you will not have any rights as a shareholder of GATX Corporation. During the Vesting Period, and on each common stock dividend date, you will accrue dividend equivalents which shall be credited to your account equal in amount to the dividends paid on the shares of common stock of GATX Corporation. All dividend equivalents will be distributed to you in cash at the end of the Vesting Period.

     3) Termination of Rights/Restricted Common Stock. Other than termination for reasons stated in the immediately following sentence, if your employment with GATX and its subsidiaries is terminated for any reason, you will forfeit all Rights, any undistributed Phantom Restricted Common Stock, and any undistributed dividend equivalents credited but not paid to you. If your employment is terminated by reason of death, disability as determined by the Compensation Committee, or retirement under a GATX pension plan, you, or in the event of your death, the person entitled thereto by will or the laws of descent and distribution, will be entitled to receive, free of restrictions, a distribution of Common Stock and any undistributed dividends accrued or undistributed dividend equivalents credited but not paid to you in accord with Section 1 above.

     4) Reclassification, Consolidation or Merger. In the event of a change in the capitalization of GATX due to a stock split, stock dividend, recapitalization, merger, consolidation, combination or similar event, the appropriate adjustment shall be made with respect to the number and kind of shares granted, in the sole discretion of the Board of Directors of GATX, such adjustment in price and other adjustments as it deems equitable may be made.

     5) Special Acceleration. Upon the occurrence of an event causing a Special Acceleration of awards as specified in paragraph VIII-1 of the GATX Corporation 1995 Long Term Incentive Stock Plan, all Phantom Restricted Stock Rights on shares of Phantom Restricted Common Stock shall immediately be exchanged for a number of shares of Common Stock equal to the number of Restricted Stock Rights on shares of Phantom Restricted Common Stock so exchanged, and all such shares of Common Stock, and dividend equivalents then held by GATX for you shall then be immediately distributed to you, free of all restrictions in exchange for your Phantom Stock Rights or Phantom Restricted Common Stock as the case may be.

     6) Income Tax Obligations. In accordance with current IRS regulations, the grant of Phantom Restricted Stock Rights and subsequent exchange thereof for Phantom Restricted Common Stock will not result in taxable income to you until the lapsing of all restrictions. At that time, GATX will have the right to withhold from any transfer or payment, all federal, state and FICA taxes. You agree to pay GATX in cash or shares, any amount required to be withheld for any applicable employment or withholding taxes. You also agree that GATX may condition delivery of vested and non-restricted Common Stock certificates upon receipt of your payment.

     Alternatively, you may elect to recognize taxable income under the Internal Revenue Code Section 83(b) upon receipt of the Phantom Restricted Common Stock. The amount of taxable income to be recognized is the fair market value of the Phantom Restricted Common Stock on the date of receipt. You are encouraged to consult with your tax advisor regarding the federal and state income tax implications of the grant of Phantom Rights and Phantom Restricted Common Stock.

     7) Binding Effect. This agreement shall be binding on the Company and its successors and on the Employee, the Employee's heirs, executors and personal representatives. Nothing in this agreement confers any right to continued employment with GATX or its subsidiaries, nor does it restrict GATX or its subsidiaries from termination of the employment relationship of Employee at any time.

If all terms and conditions of this Agreement are complied with in full, all restrictions on the Phantom Restricted Common Stock shall lapse and the shares will be released to you.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day, month and year first above written.


    GATX CORPORATION                            EMPLOYEE



By: /s/ Ronald H. Zech
    ---------------------------                 ------------------------------
    Chairman, President and CEO                 Name

                                GATX CORPORATION
                       PHANTOM RESTRICTED STOCK AGREEMENT

This Agreement was made and entered into effective January 25, 2001 by and between GATX Corporation and

                                    EMPLOYEE

an employee of GATX or one of its subsidiary companies (the "Employee").


                               W I T N E S S E T H


The purpose of this Agreement is to attract and retain key personnel possessing outstanding ability, to motivate such individuals to achieve long-range growth goals of GATX Corporation and its subsidiary companies (hereinafter collectively "GATX") by making a portion of their compensation dependent on the accomplishment of these goals, and to align the interests of the shareholders of GATX and its employees by increasing the opportunities for these employees to become shareholders.

The Board of Directors of GATX Corporation has granted to you, # Phantom Restricted Stock Rights (the "Rights") effective January 25, 2001 (the "Grant Date"). The Rights will be automatically exchanged for an equal number of shares of Phantom Restricted Common Stock at the end of six (6) months from the date hereof and held in a book entry account.

GATX and Employee hereby agree that the Grant of Right shall be subject to the following terms, conditions and restrictions:

     1) Restrictions and Vesting Period. The grant is contingent upon your continuing employment with GATX through the Vesting Period. Your Phantom Restricted Stock will lapse in thirds over the Vesting Period. One-third will lapse on the first anniversary of the grant date; one-third will lapse on the second anniversary of the grant date and one-third will lapse on the third anniversary of the grant date. During the Vesting Period, neither the Phantom Restricted Stock Rights, nor the shares of Phantom Restricted Common Stock may not be pledged, assigned, sold, transferred or otherwise encumbered. Assuming you have satisfied the requirements stated in the first two sentences of this section, upon the expiration of each Vesting Period, shares of common stock of GATX Corporation ("Common Stock") equal in number to the number of Phantom Restricted Stock Rights granted hereunder will be distributed to you, free of all restrictions in exchange for your shares of Phantom Restricted Common Stock.

     2) Rights Prior to Vesting. During the Vesting Period, you will not have any rights as a shareholder of GATX Corporation. During the Vesting Period, and on each common stock dividend date, you will accrue dividend equivalents which shall be credited to your account equal in amount to the dividends paid on the shares of common stock of GATX Corporation. All dividend equivalents will be distributed to you in cash at the end of the Vesting Period.

     3) Termination of Rights/Restricted Common Stock. Other than termination for reasons stated in the immediately following sentence, if your employment with GATX and its subsidiaries is terminated for any reason, you will forfeit all Rights, any undistributed Phantom Restricted Common Stock, and any undistributed dividend equivalents credited but not paid to you. If your employment is terminated by reason of death, disability as determined by the Compensation Committee, or retirement under a GATX pension plan, you, or in the event of your death, the person entitled thereto by will or the laws of descent and distribution, will be entitled to receive, free of restrictions, a distribution of Common Stock and any undistributed dividends accrued or undistributed dividend equivalents credited but not paid to you in accord with Section 1 above.

     4) Reclassification, Consolidation or Merger. In the event of a change in the capitalization of GATX due to a stock split, stock dividend, recapitalization, merger, consolidation, combination or similar event, the appropriate adjustment shall be made with respect to the number and kind of shares granted, in the sole discretion of the Board of Directors of GATX, such adjustment in price and other adjustments as it deems equitable may be made.

     5) Special Acceleration. Upon the occurrence of an event causing a Special Acceleration of awards as specified in paragraph VIII-1 of the GATX Corporation 1995 Long Term Incentive Stock Plan, all Phantom Restricted Stock Rights on shares of Phantom Restricted Common Stock shall immediately be exchanged for a number of shares of Common Stock equal to the number of Restricted Stock Rights on shares of Phantom Restricted Common Stock so exchanged, and all such shares of Common Stock, and dividend equivalents then held by GATX for you shall then be immediately distributed to you, free of all restrictions in exchange for your Phantom Stock Rights or Phantom Restricted Common Stock as the case may be.

     6) Income Tax Obligations. In accordance with current IRS regulations, the grant of Phantom Restricted Stock Rights and subsequent exchange thereof for Phantom Restricted Common Stock will not result in taxable income to you until the lapsing of all restrictions. At that time, GATX will have the right to withhold from any transfer or payment, all federal, state and FICA taxes. You agree to pay GATX in cash or shares, any amount required to be withheld for any applicable employment or withholding taxes. You also agree that GATX may condition delivery of vested and non-restricted Common Stock certificates upon receipt of your payment. Alternatively, you may elect to recognize taxable income under the Internal Revenue Code Section 83(b) upon receipt of the Phantom Restricted Common Stock. The amount of taxable income to be recognized is the fair market value of the Phantom Restricted Common Stock on the date of receipt. You are encouraged to consult with your tax advisor regarding the federal and state income tax implications of the grant of Phantom Rights and Phantom Restricted Common Stock.

     7) Binding Effect. This agreement shall be binding on the Company and its successors and on the Employee, the Employee's heirs, executors and personal representatives. Nothing in this agreement confers any right to continued employment with GATX or its subsidiaries, nor does it restrict GATX or its subsidiaries from termination of the employment relationship of Employee at any time.

If all terms and conditions of this Agreement are complied with in full, all restrictions on the Phantom Restricted Common Stock shall lapse and the shares will be released to you.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day, month and year first above written.


     GATX CORPORATION                                   EMPLOYEE



By:  /s/ Ronald H. Zech
     ---------------------------                        ------------------------
     Chairman, President and CEO                        NAME